OTHER CURRENT ASSETS (Tables)	12 Months Ended
Dec. 31, 2022
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Schedule of other current assets
As of December 31, 2022 and 2021, other current assets within the Consolidated Balance Sheets is comprised of:

(in thousands of $)	2022	2021
Trade accounts receivable, net	4,859	5,270
Accrued income	2,152	7,005
Prepaid expenses	7,888	2,487
Other receivables	1,428	2,278
Total other current assets	16,327	17,040